SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. |_|)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate Box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12


                (Name of Registrant as Specified in Its Charter)

                         East Penn Financial Corporation
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (5)   Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                         East Penn Financial Corporation

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                                      2005

                              www.eastpennbank.com

                                 PROXY STATEMENT
                Dated and to be mailed on or about April 1, 2005

                         EAST PENN FINANCIAL CORPORATION
                              731 CHESTNUT STREET,
                           EMMAUS, PENNSYLVANIA 18049
                                 (610) 965-5959

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2005

                                TABLE OF CONTENTS

                                                                            PAGE
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT...............................................................1

GOVERNANCE OF THE COMPANY.....................................................2

ELECTION OF DIRECTORS.........................................................4

SHARE OWNERSHIP ..............................................................5

COMPENSATION AND PLAN INFORMATION.............................................7

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION................12

REPORT OF THE AUDIT COMMITTEE................................................14

SHAREHOLDER RETURN PERFORMANCE GRAPH.........................................16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................17

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS............................17

ADDITIONAL INFORMATION.......................................................17

OTHER MATTERS................................................................17

                         EAST PENN FINANCIAL CORPORATION
                              731 CHESTNUT STREET,
                           EMMAUS, PENNSYLVANIA 18049

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2005

TO THE SHAREHOLDERS OF EAST PENN FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of East Penn Financial Corporation will be held at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania, on Thursday, May 12, 2005, at 7:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

      1. To elect 4 Class A directors to serve for a three year term and until their successors are elected and qualified;

      2. To ratify the selection of Beard Miller Company LLP, Certified Public Accountants, Allentown, Pennsylvania, as the corporation's independent auditors for the year ending December 31, 2005; and

      3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

      Only those shareholders of record at the close of business on March 11, 2005 are entitled to notice of and to vote at the meeting.

      Please promptly complete, date and sign the enclosed proxy and return it in the enclosed postpaid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time prior to voting. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

         We enclose, among other things, a copy of the 2004 Annual Report of East Penn Financial Corporation.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Brent L. Peters

                                          Brent L. Peters
                                          President and Chief Executive Officer

Emmaus, Pennsylvania
April 1, 2005

                             YOUR VOTE IS IMPORTANT.
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT

Introduction

      This proxy statement is furnished in connection with the solicitation of proxies by East Penn Financial Corporation, on behalf of the Board of Directors, for the 2005 Annual Meeting of Shareholders. This proxy statement, the related proxy form and reservation card are being distributed on or about April 1, 2005.

      East Penn Financial Corporation will bear the expense of soliciting proxies. In addition to the use of the mail, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

      The annual meeting of shareholders will be held on Thursday, May 12, 2005, at 7:00 p.m at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania. Shareholders of record at the close of business on March 11, 2005 are entitled to vote at the meeting.

      At the annual meeting, shareholders will vote to:

            o     Elect 4 Class A directors each to serve for a three-year term;

            o Ratify the selection of Beard Miller Company LLP as the corporation's independent auditors for the year ending December 31, 2005; and

            o Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

Proxies and Voting Procedures

      You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and will in no way limit your right to vote at the annual meeting if you later decide to attend in person.

      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting unless you obtain a proxy executed in your favor from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

      By properly completing a proxy, you appoint Bruce R. Keil and Steven M. Levendusky as proxy holders to vote your shares as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR:

            o     Election of the nominees identified in this Proxy Statement;
                  and

            o Ratification of the selection of independent auditors for the year ending December 31, 2005.

      You may revoke your written proxy by delivering written notice of revocation to Bruce R. Keil, Secretary of the corporation, 731 Chestnut Street, Emmaus, Pennsylvania 18049, or by executing a later dated proxy and giving written notice of the revocation to Mr. Keil at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by the proxy accompanying this proxy statement in accordance with instructions of the shareholder if the proxy is properly completed, signed and returned to the secretary.

      Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

      Proxy holders will vote shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of each participant shareholder. If a shareholder who participates in the Dividend Reinvestment and Stock Purchase Plan does not return a proxy, proxy holders will not vote the shares held in that account.

      At the close of business on March 11, 2005, East Penn Financial Corporation had 6,302,560 shares of common stock, par value $0.625 per share, issued and outstanding. In addition to the common stock, East Penn Financial Corporation has 16,000,000 shares of preferred stock authorized, no shares of which are issued and outstanding.

Quorum

      A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and East Penn Financial Corporation's bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law, East Penn Financial Corporation's Articles of Incorporation or bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

      Assuming the presence of a quorum, the four nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

      Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.

                            GOVERNANCE OF THE COMPANY

      Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the commonwealth in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market and SEC regulations, as well as best practices suggested by recognized governance authorities.

      Currently, our Board of Directors has twelve (12) members. Under the Nasdaq Stock Market standards for independence, all of our directors, except Brent L. Peters, meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee and Corporate Governance and Nominating Committee.

Meetings and Committees of the Board of Directors

      The Board of Directors has an Audit Committee and a Corporate Governance and Nominating Committee.

      Audit Committee. Members of the Audit Committee during 2004 were Dr. Toonder, Chairman, and Messrs. Gulla, Kiefer, Rohrbach, G. Schantz and Schneck. The Audit Committee met four times during 2004. The principal duties of the Audit Committee, as set forth in its charter, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent auditor.

      The Board of Directors has determined that Allen E. Kiefer is an "audit committee financial expert" and "independent" as defined under applicable SEC and Nasdaq rules. Mr. Kiefer obtained the requisite experience to qualify as a financial expert during his employment as former President of Main Street Bancorp, Inc.

      Compensation Committee. During 2004, the Board of Directors performed the function of a compensation committee. The compensation of the chief executive officer and all other executive officers of the company is determined by a majority of independent directors. The chief executive officer is not present during voting or deliberations on his compensation.

      Corporate Governance and Nominating Committee. The corporation does maintain a Corporate Governance and Nominating Committee. The Committee has a written Charter which was attached to the proxy statement for the 2004 Annual Meeting of Shareholders. The Committee is comprised of six independent directors.

      The Board of Directors of East Penn Financial Corporation met nine times during 2004. There were a total of ten meetings of the various other committees of the Board of Directors in 2004. All directors attended at least 75% or more of the meetings of the Board of Directors and of the various other committees on which they served. East Penn Financial Corporation does not have a policy concerning directors' attendance at the annual meeting. However, all of our Directors except Donald R. Schneck attended the 2004 Annual Meeting of Shareholders and we expect that all directors will attend this year's meeting.

Shareholder Communications

      For all communications, Theresa M. Wasko is the designated Investor Relations contact. If a shareholder wishes to communicate with the Board of Directors, he or she may submit a written request to Ms. Wasko at East Penn Financial Corporation, 731 Chestnut Street, Emmaus, Pennsylvania 18049. From time to time, Ms. Wasko may report to the Board the reason for such investor contacts, depending on the nature of the communication. Also, no restrictions have been placed on shareholders that prevent them from directly contacting members of the Board of Directors.

Nomination of Directors

      Under our bylaws, nominations for director may be made only by the Board of Directors or a Board of Directors' committee, or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the bylaws to our President not less than 60 days prior to any meeting of shareholders called for the election of directors. The President provides all nominations to the chairman of the meeting at which directors are to be elected. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the bylaws. If he determines that a nomination was not made in accordance with the bylaws, he shall so declare at the meeting and the defective nomination will be disregarded. If he determines that a nomination was made in accordance with the bylaws, the nominees will be brought before the meeting for proper action. You can obtain a copy of the full text of the bylaw provision by writing to Theresa
M. Wasko, 731 Chestnut Street, Emmaus, PA 18049. A copy of our bylaws has been filed with the Securities and Exchange Commission as an exhibit to our Registration Statement on form S-4, filed March 7, 2003.

Director Qualifications

      In considering individuals nominated for board membership, the Board of Directors considers a variety of factors, including whether the candidate is recommended by executive management; the individual's professional and personal qualifications, including business experience, education and community and charitable activities; and the individual's familiarity with the communities in which East Penn Financial Corporation is located or is seeking to locate.

Submission of Shareholder Proposals

      If a shareholder wishes us to include a proposal in our proxy statement for presentation at our 2006 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 731 Chestnut Street, Emmaus, PA 18049 no later than December 7, 2005. A shareholder may also have other business brought before the 2006 Annual Meeting by submitting the proposal to us on or after December 7, 2005. The proposal must be delivered to our executive offices at 731 Chestnut Street, Emmaus, PA 18049 to the attention of our corporate Secretary. We are not required to include any proposal received after December 7, 2005 in our proxy materials for the 2006 Annual Meeting.

                              ELECTION OF DIRECTORS

      East Penn Financial Corporation's bylaws provide that the Board of Directors consists of not less than five or more than twenty-five (25) persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.

      By majority vote, the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the next annual meeting of the shareholders and until a successor is elected and qualified. There is a mandatory retirement provision in the bylaws that provides for the retirement of directors after age 70. In accordance with the Corporation's bylaws, all of the current directors, except for Mr. Kiefer, are exempt from the mandatory retirement age. Further, a director must own at least 100 shares of East Penn Financial Corporation's stock.

      The Board of Directors has fixed the number of directors at twelve (12). There are four nominees for Class A Directors for election at the 2005 Annual Meeting. The Board of Directors has renominated the following four persons for election to the Board of Directors for three year terms:

                         Nominees for Class A Directors
                         Each For a Term of Three Years
                         ------------------------------

                                Gordon K. Schantz
                                Donald R. Schneck
                            Konstantinos A. Tantaros
                             Dr. F. Geoffrey Toonder

      Each of the nominees presently serves as a director. In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by the Board of Directors. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

      The Board of Directors recommends that the shareholders vote FOR the four directors listed above.

Director and Officer Relationships

      Directors Gordon K. Schantz and Linn H. Schantz are cousins. Brent L. Peters, President and Chief Executive Officer of East Penn Financial Corporation and Debra K. Peters, Vice President of East Penn Financial Corporation, are husband and wife.

Information about Nominees and Continuing Directors

      Information, as of March 11, 2005, concerning the four nominees to the Board of Directors and eight continuing Directors appears below.

                           Director   Principal Occupation for the Past Five Years and
Name and Age               Since(1)   Positions Held with East Penn Financial Corporation and Subsidiaries
------------               --------   --------------------------------------------------------------------
                                      Nominees - Class  A - For a Term of Three Years Expiring in 2008
                                      ----------------------------------------------------------------

Gordon K. Schantz            1990     President, The Butz Company, Inc. (a real estate firm); Director, corporation,
(59)                                  bank, and East Penn Mortgage Company.

Donald R. Schneck            1990     President, Art Schneck Optical Company; Director, corporation, bank, and
(61)                                  East Penn Mortgage Company.

Konstantinos A. Tantaros     1990     Restaurateur, investor/developer, and owner, Tantaros, Inc. (commercial and
(60)                                  residential real estate operations company); Director, corporation, bank, and
                                      East Penn Mortgage Company.

Dr. F. Geoffrey Toonder      1990     Retired; Former Chief of Thoracic Surgery, Lehigh Valley Hospital; Director,
(65)                                  corporation, bank, and East Penn Mortgage Company.

                                      Class B - Term Expires in 2006
                                      ------------------------------

Dale A. Dries                1990     President and General Manager, Dries Do-It-Center (retail and wholesale
(57)                                  supplier of lumber and building materials); Director, corporation, bank, and
                                      East Penn Mortgage Company.

Thomas R. Gulla              1990     Retired; Former owner, Gulla's Automotive Services; Director, corporation,
(77)                                  bank, and East Penn Mortgage Company.

Linn H. Schantz              1990     Retired; Former commercial banker; Director, corporation, bank, and East
(70)                                  Penn Mortgage Company.

Donald S. Young              1990     Attorney-at-law; Director and Vice Chairman, corporation, bank, and East
(52)                                  Penn Mortgage Company.

                                      Class C - Term Expires in 2007
                                      ------------------------------

Allen E. Kiefer              2003     Owner, Allen E. Kiefer Investment Services (investment advisor/broker and
(61)                                  financial services); former President, Main Street Bancorp, Inc.; Director, corporation, bank, and East Penn Mortgage Company.

Brent L. Peters              1990     President, Chief Executive Officer and Director, corporation, bank, and East
(58)                                  Penn Mortgage Company.

Forrest A. Rohrbach          1990     President and Chief Executive Officer, F.A.R. Industries (construction
(62)                                  related company); Treasurer, F.A. Rohrbach, Inc. (construction related company); Director and Chairman, corporation, bank, and East Penn Mortgage
                                      Company.

Peter L. Shaffer             1990     Shaffer & Associates, LLC (accounting and business consulting firm);
(54)                                  Director, corporation, bank, and East Penn Mortgage Company.

(1) Includes service on the Board of Directors of East Penn Bank.

                                 SHARE OWNERSHIP

Principal Holders

      To the best of our knowledge, no person or entity owned of record or beneficially, on March 11, 2005, more than 5% of the outstanding East Penn Financial Corporation common stock.

Beneficial Ownership of Executive Officers, Directors and Nominees

      The following table shows, as of March 11, 2005, the amount and percentage of East Penn Financial Corporation common stock beneficially owned by each director and each nominee and all directors, nominees and executive officers of the corporation as a group.

      Beneficial ownership of shares of East Penn Financial Corporation common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

            o Voting power, which includes the power to vote or to direct the voting of the stock; or

            o Investment power, which includes the power to dispose of or direct the disposition of the stock; or

            o     The right to acquire beneficial ownership within 60 days.

      Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share.

                                                                     Amount and Nature of       Percent of
            Name of Individual                                       Beneficial Ownership          Class
            ------------------                                       --------------------          -----
          Directors and Nominees
          ----------------------

      Dale A. Dries                                                        116,883(1)              1.85%

      Thomas R. Gulla                                                      163,000(2)              2.58%

      Allen E. Kiefer                                                        2,600(3)              0.04%

      Brent L. Peters, President and Chief Executive Officer               130,806(4)              2.07%

      Forrest A. Rohrbach, Chairman                                        202,165(5)              3.20%

      Gordon K. Schantz                                                     80,644(6)              1.28%

      Linn H. Schantz                                                      218,004(7)              3.46%

      Donald R. Schneck                                                    163,214(8)              2.59%

      Peter L. Shaffer                                                      22,128(9)              0.35%

      Konstantinos A. Tantaros                                             288,816(10)             4.58%

      Dr. F. Geoffrey Toonder                                              125,200(11)             1.98%

      Donald S. Young, Vice Chairman                                       149,720(12)             2.37%

           All Directors, Nominees and Executive
           Officers as a Group(16 persons)                               1,681,835                26.37%

      (1) Includes 52,610 shares held individually by Mr. Dries; 47,084 shares held jointly by Mr. Dries and his spouse; 5,776 shares held individually by his spouse; 5,413 shares held by Mr. Dries as custodian for his children; and exercisable options representing 6,000 shares.

      (2) Includes 119,750 shares held individually by Mr. Gulla; 39,250 shares held individually by his spouse; and exercisable options representing 4,000 shares.

      (3) Includes 1,000 shares held individually by Mr. Kiefer; 600 shares held individually by his spouse; and exercisable options representing 1,000 shares.

      (4) Includes 36,031 shares held individually by Mr. Peters; 33,961 shares held jointly by Mr. Peters and his spouse (Debra K. Peters); 53,814 shares held individually by his spouse; and exercisable options representing 4,000 shares held individually by Mr. Peters and exercisable options representing 3,000 shares held individually by Mrs. Peters.

      (5) Includes 174,139 shares held individually by Mr. Rohrbach; 18,128 shares held jointly by Mr. Rohrbach and his spouse; 3,181 shares held individually by his spouse; 717 shares held as custodian for minor children; and exercisable options representing 6,000 shares.

      (6) Includes 74,644 shares held individually by Mr. G. Schantz; and exercisable options representing 6,000 shares.

      (7) Includes 4,462 shares held individually by Mr. L. Schantz; 199,790 shares held jointly by Mr. L. Schantz and his spouse; 7,752 shares held individually by his spouse; and exercisable option representing 6,000 shares.

      (8) Includes 131,020 shares held jointly by Mr. Schneck and his spouse; 22,608 shares held in the Art Schneck Optical Company Profit Sharing Plan; 3,586 share held individually by Mr. Schneck's spouse; and exercisable options representing 6,000 shares.

      (9) Includes 15,100 shares held individually by Mr. Shaffer; 1,028 shares held by Mr. Shaffer' s children; and exercisable options representing 6,000 shares.

      (10) Includes 44,672 shares held individually by Mr. Tantaros; 58,512 shares held jointly with his spouse; 27,192 shares held by Mr. Tantaros children; 111,240 shares held by Tantaros, Inc. Trust Fund, a corporation controlled by Mr. Tantaros; 41,200 shares held in the Tantaros, Inc. Profit Sharing Plan; and exercisable options representing 6,000 shares.

      (11) Includes 67,000 shares held individually by Dr. Toonder; 52,200 shares held jointly by Dr. Toonder and his spouse; and exercisable options representing 6,000 shares.

      (12) Includes 19,184 shares held individually by Mr. Young; 102,020 shares held jointly by Mr. Young and his spouse; 20,044 shares held individually by his spouse; 2,472 shares held by Mr. Young as custodian for his children; and exercisable options representing 6,000 shares.

Executive Officers

      The following table provides information, as of March 11, 2005, about the corporation's executive officers.

                                  Principal Occupation For the Past Five Years and Position
Name                       Age    Held with East Penn Financial Corporation and Subsidiaries
----                       ---    ----------------------------------------------------------
Brent L. Peters             58    President, Chief Executive Officer and Director, East
                                  Penn Financial Corporation and East Penn Bank; and
                                  Chairman of East Penn Mortgage Company.

Theresa M. Wasko            52    Treasurer and Chief Financial Officer, East Penn
                                  Financial Corporation; and Senior Vice President and
                                  Chief Financial Officer, East Penn Bank.

John M. Hayes               40    Vice President, East Penn Financial Corporation;
                                  Executive Vice President, Lending Division, East Penn
                                  Bank; and President, East Penn Mortgage Company.

Bruce R. Keil               49    Secretary, East Penn Financial Corporation; and Senior
                                  Vice President, Credit Administration, East Penn Bank.

Debra K. Peters             52    Vice President, East Penn Financial Corporation; and
                                  Executive Vice President, Funding Division, East Penn
                                  Bank.

                             COMPENSATION AND PLAN INFORMATION

Executive Compensation

      The following table summarizes the total compensation for each of the last three years for Brent L. Peters, East Penn Financial Corporation's Chief Executive Officer and the three other most highly compensated persons who were serving as officers at the end of 2004. These individuals are referred to as the "Named Executive Officers."

                           Summary Compensation Table

                                                                                                    Long Term
                                                                                                  Compensation
                                                                                            -----------------------
                                                                                                Awards     Payouts
                                                                                                ------     -------

                                                                                             Securities
                                               Annual Compensation                           Underlying
                                               -------------------          Other Annual      Options/       LTIP        All Other
     Name and Principal Position         Year      Salary        Bonus      Compensation        SARs        Payouts    Compensation
     ---------------------------         ----      ------        -----      ------------        ----        -------    ------------
Brent L. Peters, President and Chief     2004     $185,000      $ 30,000         $0            4,398(1)        0         $56,151(2)
Executive Officer                        2003     $170,000      $ 30,000         $0                0           0         $49,691(2)
                                         2002     $160,000      $ 40,000         $0                0           0         $43,842(2)

John M. Hayes, Vice President            2004     $108,000      $  7,000         $0            3,000(1)        0         $     0
                                         2003     $ 98,280      $  7,000         $0                0           0         $     0
                                         2002     $ 94,500      $  9,000         $0                0           0         $     0

Debra K. Peters, Vice President          2004     $108,000      $  7,000         $0            3,000(1)        0         $     0
                                         2003     $ 98,280      $  7,000         $0                0           0         $     0
                                         2002     $ 94,500      $  9,000         $0                0           0         $     0

Theresa M. Wasko, Treasurer and          2004     $102,211      $  7,000         $0            3,000(1)        0         $     0
Chief Financial Officer                  2003     $ 98,280      $  7,000         $0                0           0         $     0
                                         2002     $ 94,500      $  9,000         $0                0           0         $     0

(1) Represents stock purchase options granted June 29, 2004 under the East Penn Bank 1999 Stock Incentive Plan, exercisable December 29, 2004 at an exercise price of $8.371 per share, which was the fair market value of the stock as of the grant date, expiring June 29, 2014, and additional options granted December 29, 2004, exercisable June 29, 2005 at an exercise price of $9.13 per share, expiring December 29, 2014.

(2) Represents premiums paid by the bank for disability insurance in the amount of $735 in each of 2004, 2003 and 2002; also includes the amount charged to expenses by the bank in connection with the Supplemental Executive Retirement Plan ("SERP") implemented for Mr. Peters during 2001.

Option Grants in Last Fiscal Year

      East Penn Financial Corporation granted stock options under its Employee Stock Incentive Plan to its named executive officers during 2004 as shown in the table below. The options were granted on June 29, 2004, and December 29, 2004 and under the terms of the Employee Stock Incentive Plan, became fully exercisable on December 29, 2004 and June 29, 2005, respectively. The exercise price of options granted was $8.371 and $9.13, respectively, the market price on the grant date. The exercise price is adjustable in the event of any change in the number of issued and outstanding shares that results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the corporation.

      The following table sets forth certain information concerning options granted during 2004 to the named executives:

                                                                                                 Potential Realizable Value at
                                                                                                      Assumed Annual Rates
                                                                                                   of Stock Price Appreciation
                                        Individual Grants                                                for Option Term
------------------------------------------------------------------------------------------------------------------------------
                                 Number of
                                Securities       % Of Total
                                Underlying    Options Granted   Exercise or
                                  Options       to Employees    Base Price
            Name                  Granted      in Fiscal Year     ($/Sh)       Expiration Date       5% ($)        10% ($)
            ----                  -------      --------------     ------       ---------------       ------        -------
Brent L. Peters                    3,000           3.72%           8.371        June 29, 2014        40,906         65,137
                                   1,398                           9.13       December 29, 2014      20,791         33,106
John M. Hayes                      2,000           2.54%           8.371        June 29, 2014        27,271         43,424
                                   1,000                           9.13       December 29, 2014      14,872         23,681
Debra K. Peters                    2,000           2.54%           8.371        June 29, 2014        27,271         43,424
                                   1,000                           9.13       December 29, 2014      14,872         23,681
Theresa M. Wasko                   2,000           2.54%           8.371        June 29, 2014        27,271         43,424
                                   1,000                           9.13       December 29, 2014      14,872         23,681

      The assumed annual rates of appreciation of 5% and 10% would result in the price of East Penn Financial Corporation's stock increasing to $13.64 and $21.71, respectively, over the term of the options granted June 29, 2004 and $14.87 and $23.68, respectively, over the term of the options granted December 29, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      The following table summarizes option exercises during 2004 by the Named Executive Officers and presents the value of their unexercised options at December 31, 2004:

                                                                        Number of Securities           Value of Unexercised
                                                                       Underlying Unexercised              In-the-money
                                                                              Options at                    Options at
                            Shares Acquired                               Fiscal Year-End (#)           Fiscal Year-End ($)
      Name                  on Exercise (#)    Value Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
      ----                  ---------------    ------------------     -------------------------     -------------------------
Brent L. Peters                   0                    0                     4,000/1,398                     $4,807/-

John M. Hayes                     0                    0                     3,000/1,000                     $4,248/-

Debra K. Peters                   0                    0                     3,000/1,000                     $4,248/-

Theresa M. Wasko                  0                    0                     3,000/1,000                     $4,248/-

      The column "Value Realized" shows the difference between the fair market value of the underlying common shares on the date of exercise and the exercise price of the options exercised, if any options were exercised. "In-The-Money Options" are stock options where the market price of the underlying common shares exceeded the exercise price at December 31, 2004. The value of these options is determined by subtracting the total exercise price from the total fair market value of the underlying common shares on December 31, 2004. The fair market value of underlying securities was computed by averaging the closing bid and asked quotations for five trading days immediately preceding December 31, 2004, minus the exercise price.

Securities Authorized for Issuance under Equity Compensation Plans

      The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by security holders.

                                                                (A)(#)                    (B)($)                    (C)(#)

                                                         Number of Securities                                Number of Securities
                                                           to be Issued Upon                                 Remaining Available
                                                              Exercise of           Weighted Average      for Future Issuance Under
                                                              Outstanding          Exercise Price of         Equity Compensation
                                                          Options, Warrants,      Outstanding Options,    Plans Excluding Securities
                                                              and Rights          Warrants, and Rights     Reflected in Column (A)
Equity Compensation Plans Approved by Shareholders             206,200(1)                 $8.06                   187,500

Equity Compensation Plans Not Approved by Shareholders               0                    $   0                         0
                                                               -------                    -----                   -------

Totals                                                         206,200                    $8.06                   187,500
                                                               =======                    =====                   =======

(1) Includes shares issued under East Penn Financial Corporation's 1999 Incentive Stock Option Plan and 1999 Independent Directors Stock Option Plan.

Incentive Stock Option Plan

      East Penn Financial Corporation maintains a 1999 Incentive Stock Option Plan that was originally approved at the 1999 Annual Meeting of the bank and adopted by East Penn Financial Corporation upon reorganization into a holding company in July 2003. The purpose of the Incentive Stock Option Plan is to advance the development, growth and financial condition of East Penn Financial Corporation and its subsidiaries. The Incentive Stock Option Plan provides incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of East Penn Financial Corporation and its subsidiaries.

      The Board of Directors administers the Incentive Stock Option Plan. Persons eligible to receive awards under the Incentive Stock Option Plan are those key officers and other employees of the corporation and its subsidiaries as determined by the Board.

      At December 31, 2004, there were 130,500 shares reserved for future grants under the Incentive Stock Option Plan.

1999 Independent Directors Stock Option Plan

      East Penn Financial Corporation maintains a 1999 Independent Directors Stock Option Plan. The corporation adopted the plan in July 2003 from East Penn Bank following the holding company reorganization. The East Penn Financial Corporation has 120,000 shares reserved for issuance under the plan. At December 31, 2004, there were 63,000 options issued and outstanding and 57,000 additional options capable of being issued under the plan.

Employment Agreement with Brent L. Peters

      East Penn Bank entered into a three-year employment agreement with Brent
L. Peters on April 12, 2001. The agreement became effective on January 1, 2001. The agreement reflects Mr. Peters' position as President and Chief Executive Officer of the bank. The agreement contains an evergreen renewal provision. Unless previously terminated, or unless notice of intention not to renew is given by either party, the employment agreement renews for an additional year at the end of every contract year, maintaining a three-year employment period.

      Pursuant to his employment agreement, Mr. Peters received an annual base salary of $185,000 in 2004. The Board of Directors may increase his salary in future years and may grant cash or stock bonuses. Mr. Peters also receives the following benefits: six weeks of annual vacation; a company automobile; civic and social club memberships; and participation in the bank's employee benefit plans as allowed by the terms and conditions of the plans. In accordance with the agreement, the bank also implemented a deferred compensation plan for which Mr. Peters is eligible.

      The agreement provides for termination with or without cause. If the agreement terminates for cause, all of Mr. Peters' rights under the agreement cease on the effective date of the termination. If terminated without cause, the agreement provides for the following:

      o A severance payment equal to 2.99 times Agreed Compensation, as defined in the employment agreement; and

      o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

      Under the agreement, Mr. Peters may resign for good reason. If he resigns for good reason, the agreement provides for:

      o     A severance payment equal to 2.99 times Agreed Compensation; and

      o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

      If Mr. Peters resigns his employment within 120 days (or is involuntarily terminated) of any change in control of the bank, the agreement provides for:

      o     A severance payment equal to 2.99 times Agreed Compensation; and

      o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

      The agreement contains non-competition, non-solicitation and confidentiality provisions that benefit the bank. The agreement also provides for arbitration of disputes arising under the agreement.

Supplemental Executive Retirement Plan Agreement

      East Penn Bank maintains a Supplemental Executive Retirement Plan ("SERP") covering Brent Peters. The SERP provides for salary continuation in certain circumstances.

      If a change of control occurs or Mr. Peters terminates his employment on or after the retirement age of 62, the bank will pay Mr. Peters $60,000 per year. The benefit will be paid monthly, commencing on the first day of the month following Mr. Peters' 62nd birthday and continuing for 15 years.

      If no change in control has occurred and Mr. Peters' employment is terminated before the retirement age of 62 due to voluntary termination by Mr. Peters; non-renewal of his employment agreement; disability; or for reasons other than cause, the bank pays Mr. Peters an accrued amount of benefit, as of the date of termination. This benefit is paid monthly, commencing on the first day of the month following Mr. Peters' 62nd birthday and continuing for 15 years.

      If Mr. Peters dies while he is actively employed at the bank and before reaching age 62, his beneficiary receives a scheduled death benefit that depends on the plan year in which Mr. Peters dies. If Mr. Peters dies after reaching age 62 or following a change of control, but before receiving any lifetime benefits, his beneficiary receives a designated death benefit. If he has received lifetime benefits, his estate or beneficiary will continue to receive lifetime benefits.

      If the bank terminates Mr. Peters' employment for cause, he forfeits the benefits provided under the SERP. In addition, if Mr. Peters violates the restrictive covenant contained in the SERP, he forfeits his right to any further benefits under the SERP.

401(k) Plan

      The bank maintains and sponsors a defined contribution 401(k) plan. The East Penn Bank 401(k) Plan is administered by Investmart, Inc. which provides defined contribution and defined benefit retirement plan services. The Trust Company of the Lehigh Valley serves as the 401(k) plan trustee. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to various rights and protection under the Employee Retirement Income Security Act of 1974.

      Each employee is eligible to participate in the 401(k) plan following the completion of one year of service to include a minimum of 500 hours worked in the prior year and the attainment of age 21. An eligible employee may elect to contribute portions of salary, wages, bonus and other direct remuneration to the 401(k) plan. Participating employees may contribute a percentage of their gross compensation. These pre-tax contributions may be made up to the maximum amount allowable by law. The dollar limit is $13,000 for 2004. In 2004, for each dollar contributed by the participant, the bank matched 50% of the pre-tax contribution up to a maximum of 2% of compensation. In 2005, the bank increased the percentage match to a maximum of 3%. Each participant is always 100% vested in their own contributions to the 401(k) plan. At the completion of six years of service, the employer contributions are fully vested for each participant. The bank incurred expenses of $91,678 for the year ended December 31, 2004, in connection with the match and administration of the 401(k) plan.

East Penn Financial Corporation Directors' Compensation

      In 2004, the corporation paid an annual fee of $12,000 to each director for participating in Board and committee meetings. In the aggregate, the corporation paid for the Board of Directors, $144,000 for all services rendered in 2004.

Transactions with Directors and Executive Officers

      Some of East Penn Financial Corporation's directors and executive officers and the companies with which they are associated were customers of and had banking transactions with East Penn Financial Corporation's subsidiary bank during 2004. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the banks, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2004, amounted to $4,077,995. East Penn Financial Corporation's subsidiary bank anticipates that it will enter into similar transactions in the future.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Board of Directors governs the corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors endeavors to act in the best interests of the corporation's shareholders, customers, and the communities served by the corporation and its subsidiaries. To accomplish the corporation's strategic goals and objectives, the Board of Directors engages competent persons, who undertake to accomplish these objectives with integrity and cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals. The corporation provides compensation to the corporation's officers and employees.

      The corporation seeks to offer competitive compensation opportunities to all employees based on the individual's contribution and personal performance. The entire Board of Directors administers the compensation program. The Board seeks to establish a fair compensation policy to govern the executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers, whose efforts will enhance the corporation's products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the corporation's shares.

      The Board reviews and annually approves the compensation of the corporation's executives, including the president and chief executive officer, the secretary, treasurer, and vice presidents. As a guideline in determining base salaries, the Board uses information from the Independent Community Bankers Association Comparison. The corporation uses Pennsylvania peer group financial companies because of common industry issues and competition for the same executive talent group. This peer group may include some but not all of the banks or financial institutions appearing on the Performance Graph.

      The Board of Directors does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Board of Directors intends to monitor the future application of Section 162(m) to the compensation paid to its executive officers; and in the event that this section becomes applicable, the Board intends to amend the corporation's policies to preserve the deductibility of the compensation payable under the policies.

Chief Executive Officer Compensation

      The Board of Directors determined that the chief executive officer's 2004 base salary compensation of $185,000 was appropriate in light of the following 2004 East Penn Financial Corporation accomplishments: the continued growth in assets, deposits and loans, the continued successful completion of the annual business plan and record earnings.

      No direct correlation exists between the chief executive officer's compensation or increase in compensation, and any of the above criteria, nor does the Board give any specific weight to any of the above listed individual criteria. The Board subjectively determines the increase in the chief executive officer's compensation based on a review of all relevant information.

Executive Officers' Compensation

      The Board of Directors increased the compensation of the corporation's executive officers by approximately 4.68% over 2004 compensation, effective January 1, 2005. The Board determined these increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether the strategic goals have been achieved, the Board considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the Board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee's compensation, nor does the Board, in its analysis, attribute specific weight to any such criteria. The Board makes a subjective determination after review of all relevant information.

      In addition to base salary, the corporation's executive officers may participate in annual and long-term incentive plans, including the bank's 401(k) plan.

      General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the corporation's employees. The Board reviews individuals annually and strives to offer compensation that is competitive with that offered by employers of comparable size in the industry. Through its compensation policy, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

      This report is furnished by the full Board of Directors, which performs the functions of a compensation committee. Mr. Peters does not participate in the discussion or vote relating to his compensation.

       Gordon K. Schantz           Dale A. Dries              Allen E. Kiefer
       Donald R. Schneck          Thomas R. Gulla             Brent L. Peters
   Konstantinos A. Tantaros       Linn H. Schantz           Forrest A. Rohrbach
    Dr. F. Geoffrey Toonder       Donald S. Young            Peter L. Shaffer

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is comprised of directors who meet the Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in November 2004.

      The Audit Committee met with management periodically during the year to consider the adequacy of the corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the corporation's independent auditors and with appropriate corporation financial personnel and internal auditors. The Audit Committee also discussed with the corporation's senior management and independent auditors the process used for certifications by the corporation's chief executive officer and treasurer/chief financial officer which are required for certain of the corporation's filings with the Securities and Exchange Commission.

      The Audit Committee met privately at its regular meeting with both the independent auditors and the internal auditors, as well as with the treasurer/chief financial officer on a number of occasions, each of whom has unrestricted access to the Audit Committee.

      The Audit Committee appointed Beard Miller Company LLP as the independent auditors for the corporation after reviewing the firm's performance and independence from management.

      Management has primary responsibility for the corporation's financial statements and the overall reporting process, including the corporation's system of internal controls.

      The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the corporation in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

      The Audit Committee reviewed jointly with management and Beard Miller Company LLP, the corporation's independent auditors, the corporation's audited financial statements and met separately with both management and Beard Miller Company LLP to discuss and review those financial statements and reports prior to issuance. Management has represented, and Beard Miller Company LLP has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee received from and discussed with Beard Miller Company LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the corporation. The Audit Committee also discussed with Beard Miller Company LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by Beard Miller Company LLP and discussed with the auditors their independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Beard Miller Company LLP, as East Penn Financial Corporation's independent auditors for the year ending December 31, 2005.

      Aggregate fees billed to East Penn Financial Corporation by Beard Miller Company LLP for services rendered are presented below:

                                                       Year Ended December 31,
                                                       2004              2003
                                                       ----              ----

              Audit fees .......................      $61,849          $68,662

              Audit related fees ...............      $ 3,733          $ 6,619

              Tax fees .........................      $12,117          $ 6,579

              All other fees ...................      $     0          $ 5,673

      Audit Fees include fees billed for professional services rendered for the audit of East Penn Financial Corporation's annual financial statement and fees billed for the review of financial statements included in East Penn Financial Corporation Forms 10-Q or services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings or engagements and review of fourth quarter financial data, including out-of-pocket expenses.

      Audit Related Fees include fees billed for assurance and related services by Beard Miller Company, LLP that are reasonably related to the performance of the audit or review of the corporation's financial statements and are not reported under the Audit Fees section of the table above. These services include various accounting questions, regulatory filings and related matters.

      Tax Fees include fees billed for professional services rendered by Beard Miller Company LLP for tax compliance, tax advice, and tax planning.

      All Other Fees include fees billed for products and services provided by Beard Miller Company LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. These include a project related to bank premises and equipment projections in 2003.

      The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

      The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company LLP's independence.

                                 Audit Committee
                                 ---------------

                        Dr. F. Geoffrey Toonder, Chairman
                                 Thomas R. Gulla
                                 Allen E. Kiefer
                               Forrest A. Rohrbach
                                Gordon K. Schantz
                                Donald R. Schneck

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

      The following graph compares the yearly dollar change in the cumulative total shareholder return on East Penn Financial Corporation's common stock against the cumulative total return of the Nasdaq Composite Index and the SNL $250M-$500M Bank Index for the period of five fiscal years commencing January 1, 2000, and ending December 31, 2004. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1999 in each of East Penn Financial Corporation's common stock, the Nasdaq Composite Index, and the SNL $250-$500M Bank Index. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.

                                  [LINE GRAPH OMITTED]
]

                                                                         Period Ending
                                              ----------------------------------------------------------------------
Index                                         12/31/99    12/31/00     12/31/01    12/31/02    12/31/03    12/31/04
--------------------------------------------------------------------------------------------------------------------
East Penn Financial Corporation                 100.00      100.00        48.59       49.91       85.36       83.66
NASDAQ Composite                                100.00       60.82        48.16       33.11       49.93       54.49
SNL $250M-$500M Bank Index                      100.00       96.28       136.80      176.39      254.86      289.27

Source : SNL Financial LC, Charlottesville, VA (C) 2005

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires East Penn Financial Corporation's directors, executive officers and shareholders who beneficially own more than 10% of East Penn Financial Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of East Penn Financial Corporation with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2004, except Peter L. Shaffer had one late filing during 2004.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Beard Miller Company LLP as independent auditors for the examination of its financial statements for the fiscal year ending December 31, 2005. Beard Miller Company LLP served as the company's independent auditors for the year ended December 31, 2004.

      Beard Miller Company LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent auditors and clients.

      We expect a representative of Beard Miller Company LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

      The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Beard Miller Company LLP as independent auditors for the fiscal year ending December 31, 2005.

                             ADDITIONAL INFORMATION

      Any shareholder may obtain a copy of East Penn Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2004, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Bruce R. Keil, Secretary, East Penn Financial Corporation, 731 Chestnut Street, Emmaus, PA 18049 or calling (610) 965-5959. You may also view these documents on our website at www.eastpennbank.com, select Investor Relations, and then click on "Documents/SEC Filings."

                                  OTHER MATTERS

      The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

                         East Penn Financial Corporation
                                 REVOCABLE PROXY

            Annual Meeting of Shareholders to be held on May 12, 2005 This Proxy is solicited on behalf of the Board of Directors

      The undersigned, as a holder of common stock of East Penn Financial Corporation (the "Corporation"), hereby constitutes and appoints Bruce R. Keil and Steven M. Levendusky and each or any of them, proxy holders of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania on May 12, 2005, commencing at 7:00 p.m., prevailing time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.

           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

                                            I plan to attend the meeting |_|

1.    ELECTION OF FOUR (4) DIRECTORS OF THE CORPORATION FOR THREE YEAR TERMS:

             Nominees:
                Gordon K. Schantz
                Donald R. Schneck
                Konstantinos A. Tantaros
                Dr. F. Geoffrey Toonder

        |_|  FOR all nominees                   |_|  WITHHOLD AUTHORITY
             listed above (except                    to vote for all nominees
             as marked to the contrary below)*       listed above

      The Board of Directors recommends a vote FOR all nominees.

*Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below:

================================================================================

2. RATIFICATION OF THE SELECTION OF BEARD MILLER COMPANY LLP CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005.

      |_|  FOR                |_|  AGAINST           |_|  ABSTAIN

      The Board of Directors recommends a vote FOR this proposal.

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all nominees and FOR each proposal.

                                             Dated: __________________, 2005


                                             ___________________________________
                                             Signature of Shareholder


                                             ___________________________________
                                             Signature of Shareholder

Number of Shares Held of Record
on March 11, 2004:  ____________

      This proxy must be dated, signed by the shareholder(s) and returned promptly to the Corporation in the enclosed envelope. When shares are held by joint tenants, the signature of one joint tenant will vote all shares. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

      THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

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